As filed with the Securities and Exchange Commission on December 13, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 12, 2007

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER ITEMS.

          By action dated December 12, 2007, a Committee previously appointed by the Board of Directors of the Registrant approved the public offering of $1,200,000,000 in aggregate principal amount of the Registrant's Floating Rate Callable Senior Notes, due December  2010 (the "Notes") to Banc of America Securities LLC, Comerica Securities, Inc. and Toussaint Capital Partners, LLC (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof.

            On December 12, 2007, the Registrant entered into an underwriting agreement with the Underwriters (the "Underwriting Agreement") for the Notes. The terms of the offering of the Notes are described in the Registrant's Prospectus dated May 5, 2006 constituting a part of the Registration Statement (hereinafter described), as supplemented by an Amended Prospectus Supplement dated December 12, 2007.  The Underwriting Agreement is attached as Exhibit 1.1 hereto.

            The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-133852 (the "Registration Statement No. 333-133852"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.  The Registration Statement No. 333-133852 registers the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated December 12, 2007, with respect to the offering of the Floating Rate Callable Senior Notes, due December 2010
4.1	Form of the Floating Rate Callable Senior Notes, due December 2010
5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the Floating Rate Callable Senior Notes, due December 2010

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:       /s/ TERESA M. BRENNER
                                                                                    TERESA M. BRENNER
                                                                                    Associate General Counsel

Dated:  December 12, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated December 12, 2007, with respect to the offering of the Floating Rate Callable Senior Notes, due December 2010
4.1	Form of the Floating Rate Callable Senior Notes, due December 2010
5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the Floating Rate Callable Senior Notes, due December 2010